Writer’s E-Mail: dedelstein@kkwc.com
Writer’s Direct Dial: 212.880.9892

August 24, 2011

VIA EDGAR

Mr. Vince Distefano
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Rochdale Core Alternative Strategies Fund TEI LLC File Nos.: 333-138072; 811-21964 (“TEI Fund”)

Dear Mr. Distefano:

Transmitted herewith is Post-Effective Amendment No. 10 to the Registration Statement on Form N-2, under the Securities Act of 1933, as amended, and Amendment No. 12 to the Registration Statement, under the Investment Company Act of 1940, as amended, for TEI Fund.

These amendments reflect  revisions (i) in response to the oral comments that you provided (which are described more fully in the separate response letter), (ii) to include disclosure about TEI Fund’s new directors for whom TEI Fund’s investors voted upon at a meeting held on August 12, 2011, (iii) to provide updated disclosure about TEI Fund’s sub-adviser and (iv) to disclose certain modifications of TEI Fund’s tender offer process as reflected in TEI Fund’s Amended and Restated Limited Liability Company Agreement which was approved by TEI Fund’s Board of Directors in accordance therewith and which have been previously disclosed to TEI Fund’s investors.

Since the effectiveness of TEI Fund’s prior Registration Statement on Form N-2 has expired, TEI Fund’s offering has been in a “blackout” period since August 1, 2011.  We would therefore like to request an effective date for TEI Fund’s Post-Effective Amendment No. 10 and Amendment No. 12 to be as soon as possible.

If you have any questions regarding the foregoing or the registration statements themselves, please do not hesitate to contact me at 212-880-9892.

Respectfully yours,

/s/ Darren J. Edelstein

Darren J. Edelstein

cc:	Kurt Hawkesworth, Esq.
Robert S. Schneider. Esq.